EXHIBIT 10.42.5




                   Amendment to Amended and Restated Note Agreement
                             dated May 31, 1995
       between the Registrant and Principal Mutual Life Insurance Company


































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                                   AMENDMENT


THIS AMENDMENT ("Amendment") dated as of May 31, 1995 is entered into between Hurco Companies, Inc., an Indiana corporation (the "Company"), and Principal Mutual Life Insurance Company (the "Purchaser").

                                  WITNESSETH:

The Company and the Purchaser have entered into that certain Hurco Companies, Inc. Amended and Restated Note Agreement dated as of March 24, 1994, as amended by that certain Amendment and Notes Modification Agreement dated as of January
31, 1995 (as so amended, the "Note Agreement"). The Company and the Purchaser agree to amend the Note Agreement on the terms and conditions hereinafter set forth. Terms defined in the Note Agreement which are used herein shall have the same meaning set forth in the Note Agreement unless otherwise specified herein.

1. AMENDMENT. Effective as of May 31, 1995 and subject to the conditions precedent set forth in paragraph 2 hereof, the Note Agreement is hereby amended as follows:

               1.1 In SECTION 7.1, the word "and" before "January 31, 1996" is deleted and replaced by ",", the words "and April 30, 1996" are added after "January 31, 1996", and the following fiscal period and amount are added under the headings "FISCAL QUARTER ENDED" and "MINIMUM CONSOLIDATED ADJUSTED NET WORTH":
                                                 MINIMUM CONSOLIDATED
               FISCAL QUARTER ENDED               ADJUSTED NET WORTH

                  April 30, 1996                      $5,100,000

               1.2 In SECTION 7.2, the date "January 31, 1996" in the fifth line is replaced by the date "May 1, 1996", and the following fiscal period and amount are added under the headings "FISCAL QUARTER ENDED" and "MINIMUM CURRENT ASSETS":

                                                     MINIMUM
               FISCAL QUARTER ENDED               CURRENT ASSETS

                  April 30, 1996                     $38,500,000

               1.3 In SECTION 7.3, the following  fiscal  period and  percentage
               are  added  under  the  headings   "FISCAL   QUARTER  ENDED"  and
               "PERCENTAGE":


               FISCAL QUARTER ENDED               PERCENTAGE

                  April 30, 1996                      87%

               1.4 In SECTION 7.4, the following fiscal period and amount are added under the headings "FISCAL PERIOD" and "MAXIMUM LOANS, ETC.":


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               FISCAL PERIOD                     MAXIMUM LOANS, ETC.

               Fiscal Quarter
                 Ending April 30, 1996                $375,000

               1.5 In SECTION 7.5, the following fiscal period and ratio are added under the headings "FISCAL QUARTER ENDED" and "RATIO":

               FISCAL QUARTER ENDED                     RATIO

               April 30, 1996                        0.67 to 1.0

2. CONDITIONS PRECEDENT AND SUBSEQUENT. This Amendment shall become effective as of the latest to occur of the date (i) the Company shall have delivered to the Purchaser reaffirmations of each of the Subsidiary Guaranties and the Autocon Guaranty executed in favor of Purchaser, (ii) the Company and NBD execute and deliver amendments to the NBD Agreement and the NBD Term Loan in the form of EXHIBIT A attached hereto, (iii) the Purchaser and NBD execute and deliver an amendment to the Intercreditor Agreement in the form of EXHIBIT B attached hereto (the "Intercreditor Amendment"), and (iv) the Company shall have paid to the Collateral Agent the first $25,000 amendment fee referred to in paragraph 3 of the Intercreditor Amendment, and shall be subject to the condition subsequent that the Company shall have paid to the Collateral Agent the second $25,000 amendment fee referred to in paragraph 3 of the Intercreditor Amendment on or before August 1, 1995.

3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Purchaser that (i) this Amendment constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and (ii) that no event has occurred and no condition exists which constitutes an "Event of Default" (as defined in the Note Agreement) or with the lapse of time or the giving of notice or both, would become an Event of Default.

4. COSTS AND EXPENSES. In accordance with SECTION 11.1 of the Note Agreement, the Company acknowledges that it is liable to pay all reasonable expenses of Purchaser, including, without limitation, reasonable charges and disbursements of special counsel, incurred in connection with the preparation, execution and delivery of this Amendment.

5. RATIFICATION. Except as specifically amended or modified above, the Note Agreement and each of the Notes shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Purchaser under the Note Agreement or the Notes nor operate as a waiver of any provision of the Note Agreement or the Notes except as specifically set forth herein.












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IN WITNESS WHEREOF,  the Company and the Purchaser have caused this Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.


                        HURCO COMPANIES, INC.


                        By: /S/ ROGER J. WOLF
                            --------------------------
                        Title: Senior Vice President
                                 and Chief Financial Officer


                        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                        By: /S/DONALD D. BRATTEBO
                            -----------------------
                        Title: Counsel

                        By: /S/CLINT WOODS
                            -----------------------
                        Title:Counsel